Execution Version

SIXTH AMENDMENT TO
DEBTOR-IN-POSSESSION CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated effective as of November 15, 2017, by and among BREITBURN OPERATING LP, a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), the other Guarantors, each Lender signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Company, Parent, Administrative Agent and the Lenders are parties to that certain Debtor-In-Possession Credit Agreement dated as of May 19, 2016 (as amended by the First Amendment to Debtor-In-Possession Credit Agreement effective as of December 15, 2016, the Second Amendment to Debtor-In-Possession Credit Agreement effective as of December 2016, the Third Amendment to Debtor-In-Possession Credit Agreement effective as of May 11, 2017, the Fourth Amendment to Debtor-In-Possession Credit Agreement effective as of July 17, 2017, and the Fifth Amendment to the Debtor-In-Possession Credit Agreement effective as of August 25, 2017, the “Credit Agreement”, and as amended by this Amendment and as may be further amended, restated or modified from time to time, the “Amended Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company and issue Letters of Credit on behalf of the Company and its Subsidiaries (capitalized terms used in this Amendment, and not otherwise defined in this Amendment, have the meanings assigned thereto in the Amended Credit Agreement);
WHEREAS, the Guarantors have agreed to guarantee the Obligations of the Company and the Company and the Guarantors have agreed to secure all of the Obligations by granting to the Administrative Agent, for the benefit of the Secured Parties, a Lien on substantially all of their respective assets, in each case, in accordance with the terms and provisions of the Amended Credit Agreement and the Final Order;
WHEREAS, the Company requests that the Administrative Agent and the Lenders amend the Credit Agreement as set forth in Section 1 below; and
WHEREAS, subject to the terms hereof, the Administrative Agent and the Lenders agree to the amendments to the Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Amendments to Definitions. The definition of “Scheduled Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Scheduled Maturity Date” means March 31, 2018.

SECTION 2.    Guarantor Confirmation.
(a)    The Guarantors hereby consent and agree to this Amendment and the amendment to the Credit Agreement contemplated hereby.
(b)    Each of the Company and the Guarantors ratifies and confirms as of the date hereof its applicable debts, duties, obligations, liabilities, pledge of its Collateral and grant of security interests and liens in its Collateral, in each case, existing by virtue of the Final Order and the terms and provisions of the Loan Documents to which it is a party.
(c)    Subject to the Chapter 11 Cases, each of the Company and the Guarantors agrees as of the date hereof that its applicable guarantee, pledge of its Collateral, grant of security interests and liens in its Collateral, and other obligations, and the terms of each of the Security Documents and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations in accordance with the terms of each of the Security Documents and Guaranties.
(d)    Each of the Company and the Guarantors acknowledges and agrees as of the date hereof that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended by this Amendment) shall continue in full force and effect and shall remain enforceable and binding against such Person in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally and general equitable principles.
SECTION 3.    Payment of Fees. The Administrative Agent shall receive, (i) for the ratable benefit of each Lender (other than any Defaulting Lender) party to the Credit Agreement, a facility fee equal to 1.00% per annum (which shall accrue on a daily basis based on a year of 360 days) that is payable upon the Termination Date on the aggregate Commitments of the Lenders party to the Credit Agreement immediately prior to the Termination Date; and (ii) the fee set forth in that certain DIP Agency Fee Letter among the Company, the Administrative Agent and Wells Fargo Securities, LLC dated as of November 15, 2017, that is payable on the Amendment Effective Date (defined below).
SECTION 4. Conditions of Effectiveness. This Amendment and the amendments hereunder shall become effective as of the date first set forth above (the “Amendment Effective Date”), provided that the following conditions shall have been satisfied:
(a)    Amendment. The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Lender, each Lender, the Company, and the Guarantors (which may be by telecopy or PDF transmission as set forth in Section 9).
(b)    No Default; Representations and Warranties. At the time of the Amendment Effective Date and immediately after giving effect to this Amendment:
(i)    the representations and warranties of the Company and the Guarantors in Article VI of the Amended Credit Agreement and in the other Loan Documents as amended hereby

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shall be true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.14 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 7.01 of the Amended Credit Agreement); and
(ii)    no Default or Event of Default shall exist.
(c)    Bankruptcy Court Approval. The Bankruptcy Court shall have approved this Amendment pursuant to an order in form and substance satisfactory to the Administrative Agent.
SECTION 5.    Representations and Warranties. Each of the Company and the Guarantors represent and warrant to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:
(a)    Subject to the Final Order and subject to any restrictions arising on account of any Loan Party’s status as a “debtor” under the Bankruptcy Code, such Loan Party has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of such Loan Party requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.
(b)    Subject to the Final Order, the Amended Credit Agreement, the Loan Documents and each and every other Loan Document executed and delivered by such Loan Party in connection with this Amendment constitute the legal, valid and binding obligations of such Loan Party, to the extent such Loan Party is a party thereto, enforceable against such Loan Party in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(c)    This Amendment does not and will not violate any provisions of any of such Loan Party’s Organization Documents.
(d)    Subject to the entry of an order of the Bankruptcy Court in connection herewith, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment other than routine filings related to the Loan Parties and the operation of their business and other than filings with the Bankruptcy Court and such other filings as may be necessary in connection with Lenders’ exercise of its remedies hereunder.
(e)    Immediately after giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that

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the representations and warranties contained in subsections (a) and (b) of Section 6.14 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 7.01 of the Amended Credit Agreement).
SECTION 6.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Except as specifically amended by this Amendment, the Amended Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.
SECTION 7.    Extent of Amendments. Except as amended hereby, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Company and the Guarantors hereby ratifies and confirms that (i) except as expressly amended hereby and subject to the Chapter 11 Cases, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.
SECTION 8.    Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.
SECTION 9.    Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.
SECTION 11. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

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SECTION 11.        NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, TOGETHER WITH THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.
SECTION 12.    No Waiver. Each of the Company and Guarantors hereby agrees that no Event of Default or Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Amended Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Amended Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
LOAN PARTIES:
BREITBURN OPERATING LP
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
BREITBURN ENERGY PARTNERS LP
By: BREITBURN GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
BREITBURN GP LLC
BREITBURN OPERATING GP LLC
BREITBURN FINANCE CORPORATION
ALAMITOS COMPANY
BEAVER CREEK PIPELINE, L.L.C.
PHOENIX PRODUCTION COMPANY GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Signature Page to Fifth Amendment

BREITBURN MANAGEMENT COMPANY LLC
By: BREITBURN ENERGY PARTNERS LP, its sole member
By: BREITBURN GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE LLC
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC
By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Signature Page to Fifth Amendment

TRANSPETCO PIPELINE COMPANY, L.P.
By: BREITBURN TRANSPETCO GP LLC, its general partner
By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

QR ENERGY, LP
By: QRE GP, LLC, its general partner

By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
QRE GP, LLC
By: BREITBURN GP LLC, its manager
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
QRE OPERATING, LLC
By: QR ENERGY, LP, its sole member
By: QRE GP, LLC, its general partner

By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Signature Page to Fifth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Line Lender, Issuing Lender and as a Lender

By: /s/ Michael A. Tribolet
Name: Michael A. Tribolet
Title: Managing Director

Signature Page to Fifth Amendment

CITIBANK, N.A.,
as a Lender
By: /s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President and Director

Signature Page to Fifth Amendment

JP MORGAN CHASE BANK, N.A.
as a Lender
By: /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

Signature Page to Fifth Amendment

CAPITAL ONE NATIONAL ASSOCIATION
as a Lender
By: /s/ Stephen Hartman
Name: Stephen Hartman
Title: Vice President

Signature Page to Fifth Amendment